                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 200549


                                    Form 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 15, 1998


                         THE SPORTS CLUB COMPANY, INC.


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
           Delaware                        1-13290                          95-4479735
(State or other jurisdiction of    (Commission File Number)        (I.R.S. Employer Indentification
         incorporation)                                                          No.)
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


11100 Santa Monica Boulevard, Suite 300                              90025
        Los Angeles, California                                   (Zip Code)
(address of principal executive offices)

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       Registrant's telephone number, including area code (310) 479-5200

 (Former name or former address, if changed since last report). Not applicable



                          Index of Exhibits on Page 2

                                  Page 1 of 3
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ITEM 2.   ACQUISITION OF ASSETS

     On April 16, 1998, the Company acquired the Vertical Club, a 120,000 square foot fitness and tennis club in Manhattan, New York, from Hilton Hotels Corp., for $4 million. One third of the purchase price was paid at closing, from working capital, and the Company is required to make additional payments of $1.3 million on the first and second anniversary of the closing. The Company also entered into a long term lease with respect to the facility. The Company is currently operating the Club; however, the Company intends to perform substantial renovations to the facility which may require that the Club be closed for a period of time prior to reopening as a Sports Club. The Acquisition is being accounted for as a purchase and accordingly the results of operations of this Club will be included in the consolidated results of operations from the date of acquisition.

ITEM 5.   OTHER EVENTS

     On April 17, 1998, the Company announced that it has signed an agreement to acquire real property in Houston, Texas on which it will develop a full-service sports and fitness complex. The new Sports Club will be a two story, 85,000 square foot facility located in the Greenway Plaza and Galleria Market area.

     On April 27, 1998 the Company sold 500,000 shares of common stock in connection with the underwriters exercise of the over-allotment option granted as part of the Company's recent public offering.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a) & (b) Financial statements of       The acquisition described in Item 2 is
          business acquired and         not considered material to the
          pro forma financial           consolidated financial position or
          information                   results of operations of the Company.
                                        Accordingly, financial statements and
                                        pro forma information in accordance
                                        with Rule 3-05 of Registration S-X is
                                        not required.

(c)       Exhibits                      1. Press Release dated April 16, 1998.

                                        2. Asset Purchase Agreement dated as of
                                           April 1, 1998 between Hilton Hotel
                                           Corporation and RM Sports Club, Inc.


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                                   3. Assignment and Assumption of Asset
                                      Purchase Agreement entered into as of
                                      April 1, 1998 by and between RM Sports
                                      Club, Inc., and The Sports Club Company,
                                      Inc.

                                   4. Press Release dated April 17, 1998.

                                   5. Press Release dated April 28, 1998.



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                                   THE SPORTS CLUB COMPANY, INC.


                                   By:  /s/ TIMOTHY O'BRIEN
                                       ------------------------------------
                                        Timothy O'Brien
                                        Chief Financial Officer


                                                     APRIL 30, 1998



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